EXHIBIT 99.1

Lakeland Bancorp Reports Strong Second Quarter Results and Announces Gain on Early Extinguishment of Debt

OAK RIDGE, N.J., July 25, 2013 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported Net Income Available to Common Shareholders in the second quarter of 2013 of $5.9 million or $0.19 per diluted share compared to $5.5 million, or $0.20 per diluted share for the same period last year. Second quarter results included $1.5 million in merger expenses relating to the acquisition of Somerset Hills Bancorp. Excluding merger expenses, Net Income Available to Common Shareholders was $6.9 million, or $0.22 per diluted share. Second quarter results also included a $1.2 million pre-tax gain on the purchase and early extinguishment of $9.0 million of trust preferred securities previously issued. Net Income Available to Common Shareholders for the first six months of 2013 was $11.0 million or $0.36 per diluted share compared to $9.8 million, or $0.36 per diluted share for the same period last year. Excluding merger costs, Net Income Available to Common Shareholders was $12.6 million or $0.41 per diluted share for the first six months of 2013. The Return on Average Assets for the six months ended June 30, 2013 was 0.76%, the Return on Average Common Equity was 7.55% and the Return on Tangible Common Equity was 10.96%.

The Company declared a quarterly cash dividend of $0.07 per common share, payable on August 15, 2013 to holders of record as of the close of business on August 5, 2013.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "We are extremely pleased with the consummation of the merger with Somerset Hills Bancorp in the second quarter of 2013. After this acquisition, which increased our total assets to $3.3 billion, our footprint of 52 branches now extends into eight counties in the northern part of the state, including Somerset and Union. Additionally, our core earnings in the second quarter of 2013 were strong, driven by a stable Net Interest Margin and improved asset quality."

Somerset Hills Bancorp Acquisition

The Somerset Hills acquisition, which was consummated on May 31, 2013, added six full service branches, $355.9 million in total assets, $10.4 million in investment securities, $246.4 million in loans (including $2.5 million in mortgages held for sale), and $311.8 million in deposits ($80.8 million in non-interest bearing demand deposits and $231.0 million in interest-bearing deposits) at fair value. Goodwill amounted to $23.3 million and Core Deposit Intangibles were $2.7 million. Accordingly, the Company's financial statements reflect the impact of the merger from the date of acquisition, which should be considered when comparing comparable periods for net income in the second quarter of 2013 and six month's ended June 30, 2013. Merger related costs totaled $1.5 million and $2.1 million, respectively, for the second quarter of 2013 and first six months of 2013.

Earnings

Net Interest Income

Net interest income for the second quarter of 2013 was $25.1 million, as compared to $23.7 million for the same period in 2012. Annualized Net Interest Margin ("NIM") has been stable for the last five quarters. In the second quarter of 2013, NIM was 3.68%, which compared to 3.71% reported in the first quarter of 2013, and 3.70% in the second quarter of 2012. The annualized yield on interest-earning assets declined to 4.04% in the second quarter of 2013 compared to 4.35% for the same period last year. The annualized cost of interest-bearing liabilities decreased from 0.81% in the second quarter of 2012 to 0.47% in the second quarter of 2013.

Year-to-date, net interest income at $49.1 million compared to the $47.7 million reported for the first six months of 2012. Annualized Net Interest Margin for the first six months of 2013 at 3.69% compared to 3.73% for the same period last year. The Company's annualized yield on earning assets decreased from 4.39% for the first six months of 2012, to 4.07% for the same period this year. The Company's cost of interest bearing liabilities decreased from 0.82% for the first six months of 2012 to 0.49% for the first six months of this year.

Noninterest Income

Noninterest income, exclusive of gains on sales of investment securities, totaled $5.8 million for the second quarter of 2013, as compared to $4.5 million for the same period last year. In the second quarter of 2013, the Company acquired and extinguished Lakeland Bancorp Capital Trust I trust preferred securities having a notional value of $9.0 million, recording a $1.2 million gain on this transaction, or $0.03 per diluted share. The interest rate on this floating rate borrowing at the time of the extinguishment was 3.38%. In the second quarter of 2013, the Company recorded $1 thousand on gains on sales of investment securities, as compared to $241,000 on gains for the same period last year. Service charges on deposit accounts totaling $2.7 million were equivalent to the same period last year, while commissions and fees at $1.1 million decreased by $116,000 primarily due to reduced loan fees. Other income at $420,000 was $198,000, or 89% higher, primarily due to gains on sale of mortgage loans.

Noninterest income, exclusive of gains on sales of investment securities and the aforementioned gain on the acquisition and extinguishment of the referenced trust preferred issue, totaled $9.1 million for the first six months of 2013, which was $586,000 higher than last year's six month total. Gains on investment securities totaled $506,000 in 2013 as compared to $273,000 in 2012. Service charges on deposit accounts at $5.2 million were equivalent to last year's total, while commissions and fees at $2.4 million increased by $117,000, primarily due to increased investment commission income. Other income at $918,000 increased by $437,000 primarily due to an increase in gains on sales of mortgage loans.

Noninterest Expense

Noninterest expense for the second quarter of 2013 was $19.4 million, as compared to $16.5 million for the same period last year. Included in non-interest expenses in the second quarter of 2013 were $1.5 million in merger related expenses and one month's expenses post acquisition. Salary and benefit expense at $10.1 million increased by 3% in the second quarter this year excluding Somerset. Occupancy, furniture and equipment expense at $3.4 million increased by $617,000, or 22%, primarily due to the opening of a Training and Operations Center in the latter part of the second quarter last year, a new branch opening in the fourth quarter of 2012, as well as increases in service agreement and depreciation costs resulting from the updating of the bank's computer systems. Other expenses at $2.7 million increased $345,000, including an increase in data processing expenses of $148,000 reflecting technological improvements as well as Somerset costs. The efficiency ratio for the second quarter of 2013 was 59.7%.

For the first six months of 2013, non-interest expenses, exclusive of $2.1 million in merger related expenses and $526,000 in prepayment fees on long-term debt recorded in the first quarter of 2013, totaled $35.0 million, compared to $32.7 million in 2012. Salary and benefit costs at $20.1 million increased 6%, while occupancy, furniture and equipment expenses at $6.8 million increased by $1.2 million, primarily for the same reasons outlined in the three month analysis. Marketing expense at $723,000 decreased by $205,000, while legal expenses at $528,000 decreased by $217,000 reflecting the improvement in asset quality.

Financial Condition

At June 30, 2013, total assets were $3.26 billion, an increase of $343.7 million from December 31, 2012, or 12%. This includes Somerset Hills' assets of $355.9 million. Total loans were $2.45 billion, an increase of $302.8 million from $2.15 billion at year-end 2012. Somerset Hills' loans, including mortgages held for sale, totaled $246.4 million. Excluding Somerset Hills, total loans have increased by 3%, primarily in commercial real estate loans. Total deposits were $2.67 billion, an increase of $301.9 million from December 31, 2012. Somerset Hills' deposits totaled $311.8 million. Noninterest bearing demand deposits, excluding $80.8 million in Somerset Hills' demand deposits, have increased by $22.0 million or 4% from year-end 2012.

Asset Quality

At June 30, 2013, non-performing assets totaled $20.1 million (0.62% of total assets) compared to $25.8 million (0.89% of total assets) at March 31, 2013, a decline of 22%. The Allowance for Loan and Lease Losses totaled $29.6 million at June 30, 2013 and represented 1.21% of total loans (1.34% excluding Somerset).  In the second quarter of 2013, the Company had net charge offs totaling $2.6 million. For the first six months of 2013, the Company had net charge-offs of $5.1 million, or 0.46% of average loans, as compared to $8.3 million for the same period last year.

Capital

At June 30, 2013, stockholders' equity was $341.1 million and book value per common share was $9.55. As of June 30, 2013, the Company's leverage ratio was 9.43%. Tier I and total risk based capital ratios were 11.53% and 12.78%, respectively. The Tangible Common Equity ratio was 7.24%, an increase from 6.84% reported at December 31, 2012. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services, competition and the failure to realize anticipated efficiencies and synergies of the merger between Lakeland Bancorp, Inc. and Somerset Hills Bancorp. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and gain on debt extinguishment, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

About Lakeland Bank

Lakeland Bancorp, the holding company for Lakeland Bank, has $3.3 billion in total assets with 52 offices spanning eight northern New Jersey counties: Bergen, Essex, Morris, Passaic, Somerset, Sussex, Union and Warren. Lakeland Bank is the second largest commercial bank headquartered in the state and offers an extensive array of consumer and commercial products and services, including online and mobile banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about the full line of products and services, visit LakelandBank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Three Months Ended June 30,		Six months Ended June 30,

	2013	2012	2013	2012
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 25,146	$ 23,748	$ 49,082	$ 47,694
Provision for Loan and Lease Losses	(2,594)	(3,877)	(5,777)	(8,433)
Noninterest Income (excluding investment securities gains/losses)	4,595	4,530	9,141	8,555
Gains on investment securities	1	241	506	273
Gain on debt extinguishment	1,197	--	1,197	--
Long-term debt prepayment fee	--	`	(526)	--
Merger related expenses	(1,452)	--	(2,083)	--
Noninterest Expense	(17,941)	(16,470)	(35,011)	(32,745)
Pretax Income	8,952	8,172	16,529	15,344
Tax Expense	(3,049)	(2,719)	(5,518)	(4,920)
Net Income	$ 5,903	$ 5,453	$ 11,011	$ 10,424
Dividends on Preferred Stock and Discount Accretion	--	--	--	(620)
Net Income Available to Common Stockholders	$ 5,903	$ 5,453	$ 11,011	$ 9,804

Basic Earnings Per Common Share (1)	$ 0.19	$ 0.20	$ 0.36	$ 0.36
Diluted Earnings Per Common Share (1)	$ 0.19	$ 0.20	$ 0.36	$ 0.36
Dividends per Common Share (1)	$ 0.07	$ 0.06	$ 0.14	$ 0.12
Weighted Average Shares - Basic (1)	31,527	26,737	30,551	26,719
Weighted Average Shares - Diluted (1)	31,618	26,800	30,627	26,774

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.79%	0.78%	0.76%	0.75%
Annualized Return on Average Common Equity	7.76%	8.94%	7.55%	8.59%
Annualized Return on Average Tangible Common Equity (3)	11.31%	13.87%	10.96%	13.35%
Annualized Return on Interest Earning Assets	4.04%	4.35%	4.07%	4.39%
Annualized Cost of Interest Bearing Liabilities	0.47%	0.81%	0.49%	0.82%
Annualized Net Interest Spread	3.58%	3.54%	3.59%	3.57%
Annualized Net Interest Margin	3.68%	3.70%	3.69%	3.73%
Efficiency ratio (3)	59.70%	57.18%	59.77%	57.44%
Stockholders' equity to total assets			10.46%	8.65%
Book value per common share (1) (2)			$ 9.55	$ 9.15
Tangible book value per common share (1) (2) (3)			$ 6.39	$ 5.92
Tangible common equity to tangible assets (2) (3)			7.24%	5.78%

ASSET QUALITY RATIOS			6/30/2013	12/31/2012
Ratio of allowance for loan and lease losses to total loans			1.21%	1.35%
Non-performing loans to total loans			0.81%	1.30%
Non-performing assets to total assets			0.62%	0.98%
Annualized net charge-offs to average loans			0.46%	0.54%

SELECTED BALANCE SHEET DATA AT PERIOD-END			6/30/2013	12/31/2012
Loans and Leases			$ 2,450,038	$ 2,147,207
Allowance for Loan and Lease Losses			(29,626)	(28,931)
Investment Securities			500,204	496,017
Total Assets			3,262,411	2,918,703
Total Deposits			2,672,859	2,370,997
Short-Term Borrowings			116,627	117,289
Other Borrowings			117,548	136,548
Stockholders' Equity			341,109	280,867

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Six Months Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012
Loans and Leases, net	$ 2,264,713	$ 2,077,813	$ 2,200,838	$ 2,063,953
Investment Securities	470,018	502,931	472,904	511,485
Interest-Earning Assets	2,765,229	2,605,294	2,704,284	2,599,719
Total Assets	3,001,360	2,820,789	2,935,053	2,813,493
Non Interest-Bearing Demand Deposits	542,976	473,853	522,708	461,407
Savings Deposits	369,703	352,095	363,739	345,158
Interest-Bearing Transaction Accounts	1,284,233	1,141,263	1,255,333	1,139,163
Time Deposits	311,230	332,669	306,719	341,806
Total Deposits	2,508,142	2,299,880	2,448,499	2,287,534
Short-Term Borrowings	48,652	71,558	49,143	70,085
Other Borrowings	125,268	190,478	129,336	194,515
Total Interest-Bearing Liabilities	2,139,086	2,088,062	2,104,270	2,090,727
Stockholders' Equity	304,950	245,253	293,934	247,964
Common Stockholders' Equity	304,950	245,253	293,934	244,105

(1) Adjusted for 5% stock dividend paid on April 16, 2012 to shareholders of record March 30, 2012.
(2) Excludes preferred stock
(3) See supplemental information - non-GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$25,365	$25,272	$49,772	$50,730
Federal funds sold and interest bearing deposits with banks	17	6	30	12
Taxable investment securities and other	1,808	2,207	3,527	4,547
Tax exempt investment securities	440	453	870	943
TOTAL INTEREST INCOME	27,630	27,938	54,199	56,232
INTEREST EXPENSE
Deposits	1,560	2,139	3,222	4,395
Federal funds purchased and securities sold under agreements to repurchase	13	28	22	56
Other borrowings	911	2,023	1,873	4,087
TOTAL INTEREST EXPENSE	2,484	4,190	5,117	8,538
NET INTEREST INCOME	25,146	23,748	49,082	47,694
Provision for loan and lease losses	2,594	3,877	5,777	8,433
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	22,552	19,871	43,305	39,261
NONINTEREST INCOME
Service charges on deposit accounts	2,692	2,710	5,214	5,157
Commissions and fees	1,143	1,259	2,356	2,239
Gains on sales of investment securities	1	241	506	273
Gain on debt extinguishment	1,197	--	1,197	--
Income on bank owned life insurance	340	339	653	678
Other income	420	222	918	481
TOTAL NONINTEREST INCOME	5,793	4,771	10,844	8,828
NONINTEREST EXPENSE
Salaries and employee benefits	10,133	9,565	20,086	19,000
Net occupancy expense	1,887	1,636	3,861	3,324
Furniture and equipment	1,505	1,139	2,910	2,222
Stationery, supplies and postage	368	355	738	691
Marketing expense	435	458	723	928
FDIC insurance expense	556	546	1,069	1,101
Legal expense	286	346	528	745
Other real estate owned and other repossessed asset expense	(2)	38	17	76
Long-term debt prepayment fee	--	--	526	--
Merger related expenses	1,452	--	2,083	--
Core deposit intangible amortization	41	--	41	--
Other expenses	2,732	2,387	5,038	4,658
TOTAL NONINTEREST EXPENSE	19,393	16,470	37,620	32,745
INCOME BEFORE PROVISION FOR INCOME TAXES	8,952	8,172	16,529	15,344
Provision for income taxes	3,049	2,719	5,518	4,920
NET INCOME	$5,903	$5,453	$11,011	$10,424
Dividends on Preferred Stock and Discount Accretion	--	--	--	620
Net Income Available to Common Stockholders	$5,903	$5,453	$11,011	$9,804
EARNINGS PER COMMON SHARE
Basic	$0.19	$0.20	$0.36	$0.36
Diluted	$0.19	$0.20	$0.36	$0.36
DIVIDENDS PER COMMON SHARE	$0.07	$0.06	$0.14	$0.12

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
ASSETS	2013	2012
(dollars in thousands)	(unaudited)
Cash and due from banks	$102,260	$100,926
Federal funds sold and interest-bearing deposits due from banks	7,147	6,619
Total cash and cash equivalents	109,407	107,545

Investment securities available for sale, at fair value	397,763	393,710
Investment securities held to maturity; fair value of $96,105 in 2013 and $99,784 in 2012	96,466	96,925
Federal Home Loan Bank Stock, at cost	5,975	5,382
Loans:
Commercial, secured by real estate	1,394,698	1,171,409
Commercial, industrial and other	234,022	216,129
Leases	33,330	26,781
Residential mortgages	445,584	423,262
Consumer and home equity	340,010	309,626
Loans held for sale	2,394	--
Total loans	2,450,038	2,147,207
Deferred cost	(1,012)	(364)
Allowance for loan and lease losses	(29,626)	(28,931)
Net loans	2,419,400	2,117,912
Premises and equipment, net	37,883	33,280
Accrued interest receivable	8,629	7,643
Goodwill	110,381	87,111
Other identifiable intangible assets	2,671	--
Bank owned life insurance	55,152	46,143
Other assets	18,684	23,052
TOTAL ASSETS	$3,262,411	$2,918,703

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$600,868	$498,066
Savings and interest-bearing transaction accounts	1,739,943	1,569,139
Time deposits under $100,000	194,666	188,278
Time deposits $100,000 and over	137,382	115,514
Total deposits	2,672,859	2,370,997
Federal funds purchased and securities sold under agreements to repurchase	116,627	117,289
Other borrowings	75,000	85,000
Subordinated debentures	42,548	51,548
Other liabilities	14,268	13,002
TOTAL LIABILITIES	2,921,302	2,637,836

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares; issued 35,736,046 shares at June 30, 2013 and 29,941,967 shares at December 31, 2012	361,797	303,794
Accumulated Deficit	(17,305)	(24,145)
Treasury shares, at cost, 34,595 shares at June 30, 2013 and 216,077 shares at December 31, 2012	(428)	(2,718)
Accumulated other comprehensive (loss) gain	(2,955)	3,936
TOTAL STOCKHOLDERS' EQUITY	341,109	280,867
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,262,411	$2,918,703

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(dollars in thousands, except per share data)	2013	2013	2012	2012	2012
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 25,146	$ 23,936	$ 24,164	$ 23,655	$ 23,748
Provision for Loan and Lease Losses	(2,594)	(3,183)	(3,124)	(3,350)	(3,877)
Noninterest Income (excluding investment securities gains)	4,595	4,546	4,661	4,640	4,530
Gains on investment securities	1	505	776	--	241
Gain on debt extinguishment	1,197	--	--	--	--
Long-term debt prepayment fee	--	(526)	(782)	--	--
Merger related expenses	(1,452)	(631)	--	--	--
Core deposit intangible amortization	(41)	--	--	--	--
Noninterest Expense, excluding long-term debt prepayment fee	(17,900)	(17,070)	(17,178)	(16,968)	(16,470)
Pretax Income	8,952	7,577	8,517	7,977	8,172
Tax Expense	(3,049)	(2,469)	(2,688)	(2,488)	(2,719)
Net Income Available to Common Stockholders	$ 5,903	$ 5,108	$ 5,829	$ 5,489	$ 5,453

Basic Earnings Per Common Share (1)	$ 0.19	$ 0.17	$ 0.20	$ 0.20	$ 0.20
Diluted Earnings Per Common Share (1)	$ 0.19	$ 0.17	$ 0.20	$ 0.20	$ 0.20
Dividends Per Common Share (1)	$ 0.07	$ 0.07	$ 0.07	$ 0.06	$ 0.06
Weighted Average Shares - Basic (1)	31,527	29,563	29,467	27,550	26,737
Weighted Average Shares - Diluted (1)	31,618	29,625	29,566	27,642	26,800

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.79%	0.72%	0.81%	0.77%	0.78%
Annualized Return on Average Common Equity	7.76%	7.33%	8.30%	8.48%	8.94%
Annualized Return on Tangible Common Equity (2)	11.31%	10.59%	12.06%	12.81%	13.87%
Annualized Net Interest Margin	3.68%	3.71%	3.67%	3.66%	3.70%
Efficiency ratio (2)	59.70%	59.85%	59.49%	58.91%	57.18%
Common stockholders' equity to total assets	10.46%	9.76%	9.62%	9.71%	8.65%
Tangible common equity to tangible assets (2)	7.24%	6.98%	6.84%	6.87%	5.78%
Tier 1 risk-based ratio	11.53%	11.60%	11.52%	12.24%	10.21%
Total risk-based ratio	12.78%	12.85%	12.77%	14.14%	12.59%
Tier 1 leverage ratio	9.43%	8.77%	8.62%	9.05%	7.62%
Book value per common share (1)	$ 9.55	$ 9.51	$ 9.45	$ 9.35	$ 9.15
Tangible book value per common share (1) (2)	$ 6.39	$ 6.59	$ 6.52	$ 6.41	$ 5.92

(1) Adjusted for 5% stock dividend paid on April 16, 2012 to shareholders of record March 30, 2012.
(2) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Jun 30	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(dollars in thousands)	2013	2013	2012	2012	2012
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 2,450,038	$ 2,171,456	$ 2,147,207	$ 2,064,913	$ 2,088,695
Allowance for Loan and Lease Losses	(29,626)	(29,623)	(28,931)	(28,669)	(28,543)
Investment Securities	500,204	472,479	496,017	521,294	516,432
Total Assets	3,262,411	2,907,969	2,918,703	2,859,647	2,853,202
Total Deposits	2,672,859	2,388,675	2,370,997	2,341,108	2,277,400
Short-Term Borrowings	116,627	94,315	117,289	54,581	92,958
Other Borrowings	117,548	126,548	136,548	172,322	222,322
Stockholders' Equity	341,109	283,877	280,867	277,544	246,941

Loans and Leases
Commercial real estate	$ 1,394,698	$ 1,214,467	$ 1,171,409	$ 1,107,907	$ 1,116,726
Commercial, industrial and other	234,022	211,078	216,129	201,308	216,406
Leases	33,330	28,190	26,781	26,548	25,603
Residential mortgages	445,584	412,006	423,262	419,685	421,338
Consumer and Home Equity	340,010	305,715	309,626	309,465	308,622
Total loans	$ 2,447,644	$ 2,171,456	$ 2,147,207	$ 2,064,913	$ 2,088,695

Deposits
Noninterest bearing	$ 600,868	$ 521,045	$ 498,066	$ 485,256	$ 474,233
Savings and interest-bearing transaction accounts	1,739,943	1,566,421	1,569,139	1,535,422	1,476,127
Time deposits under $100,000	194,666	184,356	188,278	196,939	201,817
Time deposits $100,000 and over	137,382	116,853	115,514	123,491	125,223
Total deposits	$ 2,672,859	$ 2,388,675	$ 2,370,997	$ 2,341,108	$ 2,277,400

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 2,264,713	$ 2,136,254	$ 2,103,204	$ 2,062,928	$ 2,077,813
Investment Securities	470,018	475,823	499,455	501,862	502,931
Interest-Earning Assets	2,765,229	2,642,662	2,642,185	2,598,061	2,605,294
Total Assets	3,001,360	2,868,011	2,876,470	2,827,885	2,820,789
Non Interest-Bearing Demand Deposits	542,976	502,214	497,906	477,311	473,853
Savings Deposits	369,703	357,709	350,557	350,135	352,095
Interest-Bearing Transaction Accounts	1,284,233	1,226,112	1,236,294	1,169,953	1,141,263
Time Deposits	311,230	302,159	309,724	324,355	332,669
Total Deposits	2,508,142	2,388,194	2,394,481	2,321,754	2,299,880
Short-Term Borrowings	48,652	49,641	48,441	50,180	71,558
Other Borrowings	125,268	133,449	139,996	184,023	190,478
Total Interest-Bearing Liabilities	2,139,086	2,069,069	2,085,011	2,078,647	2,088,062
Stockholders' Equity	304,950	282,796	279,422	257,557	245,253
Common Stockholders' Equity	304,950	282,796	279,422	257,557	245,253

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(dollars in thousands)	2013	2013	2012	2012	2012
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	4.49%	4.63%	4.70%	4.81%	4.89%
Taxable investment securities and other	1.82%	1.70%	1.78%	1.96%	2.03%
Tax-exempt securities	3.67%	3.71%	3.86%	3.84%	4.09%
Federal funds sold and interest-bearing cash accounts	0.22%	0.17%	0.22%	0.20%	0.10%
Total interest-earning assets	4.04%	4.11%	4.14%	4.25%	4.35%
Liabilities:
Savings accounts	0.06%	0.07%	0.10%	0.10%	0.11%
Interest-bearing transaction accounts	0.30%	0.32%	0.36%	0.40%	0.44%
Time deposits	0.70%	0.81%	0.91%	0.94%	0.97%
Borrowings	2.13%	2.12%	2.43%	3.10%	3.13%
Total interest-bearing liabilities	0.47%	0.51%	0.59%	0.74%	0.81%
Net interest spread (taxable equivalent basis)	3.58%	3.60%	3.55%	3.51%	3.54%
Annualized Net Interest Margin (taxable equivalent basis)	3.68%	3.71%	3.67%	3.66%	3.70%
Annualized Cost of Deposits	0.25%	0.28%	0.32%	0.35%	0.37%

ASSET QUALITY DATA
Allowance for Loan and Lease Losses
Balance at beginning of period	$ 29,623	$ 28,931	$ 28,669	$ 28,543	$ 28,700
Provision for loan losses	2,594	3,183	3,124	3,350	3,877
Net Charge-offs	(2,591)	(2,491)	(2,862)	(3,224)	(4,034)
Balance at end of period	$ 29,626	$ 29,623	$ 28,931	$ 28,669	$ 28,543

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ 1,778	$ 1,350	$ 1,945	$ 1,420	$ 2,938
Commercial, industrial and other	450	147	35	258	258
Leases	42	24	264	291	150
Home equity and consumer	196	406	289	334	528
Real estate - mortgage	125	564	329	921	160
Net charge-offs	$ 2,591	$ 2,491	$ 2,862	$ 3,224	$ 4,034

Nonperforming Assets
Commercial real estate	$ 9,209	$ 12,522	$ 14,542	$ 14,211	$ 18,843
Commercial, industrial and other	797	1,203	1,476	1,533	1,650
Leases	--	--	32	294	536
Home equity and consumer	2,921	2,838	3,197	3,104	2,818
Real estate - mortgage	6,840	8,481	8,733	9,235	10,197
Total non-accruing loans	19,767	25,044	27,980	28,377	34,044
Property acquired through foreclosure or repossession	337	715	529	775	1,250
Total non-performing assets	$ 20,104	$ 25,759	$ 28,509	$ 29,152	$ 35,294

Loans past due 90 days or more	$ 1,620	$ 1,752	$ 1,437	$ 1,828	$ 1,566
Loans restructured and still accruing	$ 12,538	$ 9,012	$ 7,336	$ 10,937	$ 10,776

Ratio of allowance for loan and lease losses to total loans	1.21%	1.36%	1.35%	1.39%	1.37%
Non-performing loans to total loans	0.81%	1.15%	1.30%	1.37%	1.63%
Non-performing assets to total assets	0.62%	0.89%	0.98%	1.02%	1.24%
Annualized net charge-offs to average loans	0.46%	0.47%	0.54%	0.63%	0.78%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the Quarter Ended,
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(dollars in thousands, except per share amounts)	2013	2013	2012	2012	2012
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 341,109	$ 283,877	$ 280,867	$ 277,544	$ 246,941
Less:
Goodwill	110,381	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	2,671	--	--	--	--
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 228,057	$ 196,766	$ 193,756	$ 190,433	$ 159,830

Shares outstanding at end of period (1)	35,701	29,859	29,726	29,691	26,993

Book value per share - GAAP (1)	$ 9.55	$ 9.51	$ 9.45	$ 9.35	$ 9.15

Tangible book value per share - Non-GAAP (1)	$ 6.39	$ 6.59	$ 6.52	$ 6.41	$ 5.92

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 228,057	$ 196,766	$ 193,756	$ 190,433	$ 159,830

Total assets at end of period	$ 3,262,411	$ 2,907,969	$ 2,918,703	$ 2,859,647	$ 2,853,202
Less:
Goodwill	110,381	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	2,671	--	--	--	--
Total tangible assets at end of period - Non-GAAP	$ 3,149,359	$ 2,820,858	$ 2,831,592	$ 2,772,536	$ 2,766,091

Common equity to assets - GAAP	10.46%	9.76%	9.62%	9.71%	8.65%

Tangible common equity to tangible assets - Non-GAAP	7.24%	6.98%	6.84%	6.87%	5.78%

Calculation of return on average tangible common equity
Net income - GAAP	$ 5,903	$ 5,108	$ 5,829	$ 5,489	$ 5,453

Total average common stockholders' equity	304,950	282,796	279,422	257,557	245,253
Less:
Average goodwill	94,783	87,111	87,111	87,111	87,111
Average other identifiable intangible assets, net	894	--	--	--	--
Total average tangible common stockholders' equity - Non - GAAP	$ 209,273	$ 195,685	$ 192,311	$ 170,446	$ 158,142

Return on average common stockholders' equity - GAAP	7.76%	7.33%	8.30%	8.48%	8.94%

Return on average tangible common stockholders' equity - Non-GAAP	11.31%	10.59%	12.06%	12.81%	13.87%

Calculation of efficiency ratio
Total non-interest expense	$ 19,393	$ 18,227	$ 17,960	$ 16,968	$ 16,470
Less:
Amortization of core deposit intangibles	(41)	--	--	--	--
Other real estate owned and other repossessed asset (expense) income	2	(19)	(10)	(13)	(38)
Long-term debt prepayment fee	--	(526)	(782)	--	--
Merger related expenses	(1,452)	(631)
Provision for unfunded lending commitments, net	(6)	135	124	(150)	(122)
Non-interest expense, as adjusted	$ 17,896	$ 17,186	$ 17,292	$ 16,805	$ 16,310

Net interest income	$ 25,146	$ 23,936	$ 24,164	$ 23,655	$ 23,748
Total noninterest income	5,793	5,051	5,437	4,640	4,771
Total revenue	30,939	28,987	29,601	28,295	28,519
Plus: Tax-equivalent adjustment on municipal securities	237	232	242	230	244
Less:
Gains on debt extinguishment	(1,197)	--	--	--	--
Gains on sales investment securities	(1)	(505)	(776)	--	(241)
Total revenue, as adjusted	$ 29,978	$ 28,714	$ 29,067	$ 28,525	$ 28,522

Efficiency ratio - Non-GAAP	59.70%	59.85%	59.49%	58.91%	57.18%

(1) Adjusted for 5% stock dividend payable on April 16, 2012 to shareholders of record March 30, 2012.

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	For the Six Months Ended,
	June 30	June 30
(dollars in thousands, except per share amounts)	2013	2012
Calculation of return on average tangible common equity
Net income - GAAP	$ 11,011	$ 10,424

Total average common stockholders' equity	$ 293,934	$ 244,105
Less:
Average goodwill	90,968	87,111
Average other identifiable intangible assets, net	449	--
Total average tangible common stockholders' equity - Non GAAP	$ 202,517	$ 156,994

Return on average common stockholders' equity - GAAP	7.55%	8.59%

Return on average tangible common stockholders' equity - Non-GAAP	10.96%	13.35%

Calculation of efficiency ratio
Total non-interest expense	$ 37,620	$ 32,745
Less:
Amortization of core deposit intangibles	(41)	--
Other real estate owned and other repossessed asset expense	(17)	(76)
Long-term debt prepayment fee	(526)	--
Merger related expenses	(2,083)	--
Provision for unfunded lending commitments	129	(67)
Non-interest expense, as adjusted	$ 35,082	$ 32,602

Net interest income	$ 49,082	$ 47,694
Noninterest income	10,844	8,828
Total revenue	59,926	56,522
Plus: Tax-equivalent adjustment on municipal securities	468	508
Less:
Gains on investment securities	(506)	(273)
Gains on extinguishment of debt	(1,197)	--
Total revenue, as adjusted	$ 58,691	$ 56,757

Efficiency ratio - Non - GAAP	59.77%	57.44%
CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000